

April 2008

POLARIS ACQUISITION CORP.

- During the road show, Polaris Acquisition Corp. presented a plan to find a growing, subscription-based company:
  - Consumer facing (this has the double benefit of b2b as well)
  - Defensible market position
  - Growing and dynamic market
  - Can benefit significantly from Polaris skill set
  - Has great management in place
  - Has all the characteristics to trade up immediately and over time

POLARIS ACQUISITION CORP. + HUGHES TELEMATICS

HUGHES Telematics, Inc.

- Telematics: the use of Global Positioning System technology integrated with computers and mobile communications technology in automotive navigation and convenience systems.
- Example: General Motors' OnStar
- HUGHES Telematics, Inc.:
  - Consumer Services
  - Data Services
  - Hardware Sales
  - Fleet Services
  - One Platform, Multiple Revenue Streams



Consumer Services
Subscription-based
Transactional / a la Carte
Data Services
Vehicle data and driver preferences
To OEMs, dealers, insurers, others
Hardware Sales to OEMs
Fleet Telematics
Management tool for large or small fleets
Quick ROI for fleet operator

HUGHES TELEMATICS

Financial Forecasts



Revenue ($MM) based on contractual installs
2,500
2,000
1,500
1,000
500
0
43
86
231
440
720
1,050
1,405
1,720
2,001
2008
2009
2010
2011
2012
2013
2014
2015
2016

HUGHES Telematics, Inc. Overview

- Only End-to-End, Non-Captive Provider of Telematics Services to the US Auto Industry
- Strong management team with experience in telematics, satellite radio, wireless, automotive and entrepreneurial initiatives
- Financially backed by Apollo Management; contracted with HUGHES Communications to provide development services


APOLLO
HUGHES Communications
HUGHES TELEMATICS
HUGHES NETWORK SYSTEMS
Service Centers
Design Centers
Call Centers
Manufacturing Centers
edmunds.com
HUGHES SYSTIQUE
networkcar

Powerful Consumer Offering

HUGHES Telematics' Platform

Predictive Navigation

- Connected Hybrid and Off-Board capabilities
- Real-time traffic services and map downloads

Convenience

- Comprehensive service offering for diverse customer needs
- Web Portal functionality provides customer convenience and control

Safety & Security

- Anchor service offering
- Provides "peace of mind"

Infotainment

- Customized and location-specific information and entertainment
- Leverages the Hughes Telematics two-way broadband communication channel and satellite broadcast capability

Comprehensive Diagnostics

- Fully understand vehicle's performance status
- Proactive maintenance
- Frequent dialogue with customers
- Automated Emissions Testing

The U.S. Telematics Market Is Expanding Rapidly

U.S. Telematics Market Size and Average User Spend


($MM)
10,000
8,000
6,000
4,000
2,000
0
($)
375
300
225
150
75
0
1,353
1,949
2,969
4,524
6,917
9,689
2006
2007
2008
2009
2010
2011
Market Size
Average Spend

2007E Global Breakdown of Telematics Market


Asia Pacific
9%
Rest of World
11%
U.S.
50%
Europe
30%

Total Users = 14.9MM

U.S. Telematics Users


(MM)
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
CAGR: 42%
5.3
7.6
11.3
16.2
22.9
30.6
2006
2007
2008
2009
2010
2011

Source: Visant Strategies, Inc.

HTI's Intellectual Property

Category	Value to Hughes Telematics	Market Impact
Diagnostics	■ Broad protection to offer remote vehicle diagnostics data retrieved wirelessly ■ Proven expertise in monitoring and managing vehicles diagnostic data	■ Creates significant competitive barriers to current and future telematic players offering diagnostics ■ Applicable to both consumer and fleet telematics offerings
Emissions	■ Broad protection to offer remote certified vehicle emissions inspection ■ Certified by CARB and operational with existing client base ■ Measurement of carbon dioxide for gasoline and ethanol	■ Creates significant competitive barriers to current and future telematic players ■ Applicable to both consumer and fleet telematics offerings ■ First & only practical greenhouse gas measurement system
Radio Usage	■ Protection to monitor and report radio listener habits of both terrestrial and satellite radio	■ Secures the radio listening habits data business
Traffic	■ Data collection and monitoring of traffic patterns and statistics	■ Provides cost effective solution to define, gather and report traffic conditions dynamically
Communications	■ Cost effective wireless communications without requiring a 10-digit number ■ Extensive expertise in high performance network and telecom system design	■ Redefines the telematic service cost structure ■ Optimizes vehicle and network resources.
Navigation	■ Protects the migration and merging of telematics and navigation platforms	■ Seamless integration of telematics functionality and navigation systems to enhance the driver experience
Driver Behavior	■ Correlates key operational vehicle parameters to a specific driver	■ Usage-based insurance products ■ Commercial fleet driver scoring and ranking
Telematics Device	■ Extensive protection of highly integrated product features	■ Creates barriers to competitors for cost reductions
Mobile Commerce	■ Leverages telematics customer web portal by additionally connecting to banking and credit sources	■ Effective method for in-vehicle impulse purchasing ■ Convenience purchases of fuel and fast-food
Consumer Devices	■ Protects the expansion and extension of telematics capabilities throughout the vehicle	■ Use of existing consumer products such as PDAs and cell phones to control vehicle operation ■ Local in-vehicle telematics display and control

HTI has been actively developing and pursuing the right assets to fulfill the Company's vision including patents, patents pending and provisional patents

HUGHES TELEMATICS

Chrysler Public Commentary

"Chrysler vehicles will soon boast an unprecedented level of vehicle connectivity, delivering a wide array of important communications features directly to our customers, in their vehicles... Chrysler's connectivity solutions will deliver simplicity, security, freedom and flexibility."

"Features coming to Chrysler, Dodge and Jeep vehicles over the next few years:

- Turn-by-turn navigation combined with satellite imagery
- Automatic wireless map updates
- Real-time weather and hazard information
- Electronic service reminders
- Internet search
- E-mail access
- The ability to make on-line purchases, view streaming movies and download music
- Remote vehicle computer updating…
- Wireless audio and video file transfer from home computer to car"

– Frank Klegon, Executive Vice President – Product Development, Chrysler LLC (1/14/08)

HUGHES TELEMATICS

Third Party Public Commentary

"You can get a state-required smog check from your driveway, download music without having to connect the car to anything and upgrade the software in your car without having to take it to a dealership... So the next time you buy a car it might boil down to whether the model you want has connectivity, Bluetooth integration, Internet navigation systems and multiple video screens."

– Brian Moody, analyst at Edmunds.com (1/4/08)

"45% of consumers choosing a GM vehicle with OnStar say the system influenced their purchasing decision. Three or four years ago, that number would have been a lot lower."

– Chet Huber, President of OnStar (8/7/07)

HUGHES®
TELEMATICS



Appendices

April 2008

Why is the Hughes Telematics Business Model Attractive?

- Only End-to-End, Non-Captive Provider of Telematics Services to the US Auto Industry
- Large and Rapidly Expanding Market for In-Car Safety and Information Services
- Differentiated and Scalable Business Model Given Large Installed Base
- Significant Barriers to Entry –OEM Contracts (Chrysler and Mercedes Benz)
- Monthly Subscription Fees Expected to Generate High EBITDA Margins and Strong Free Cash Flow After Initial Ramp-Up
- "Must-Have" Safety and Security System - - Not a Discretionary Entertainment Service
- Single Platform Delivers Multiple Revenue Streams from both consumers and enterprise customers - - No Significant Content Costs
- Low Subscriber Acquisition Costs and Industry Norm Expected for Churn
- Minimal Ongoing Infrastructure Costs - - Turn-Key Solution Using Hughes Engineering Expertise with Significant Intellectual Property Portfolio

HUGHES TELEMATICS

Strong Management Team

Name	Title	Selected Previous Experience
Jeff Leddy	Chief Executive Officer	■ CEO at SkyTerra Communications ■ President for EMS Technologies
Erik Goldman	President	■ VP at SkyTerra Communications ■ VP Technology & Strategic Development at Leo One Worldwide
Craig Kaufmann	Vice President of Finance and Treasurer	■ Controller and Treasurer at SkyTerra Communications
Paul Kirsch	Vice President	■ VP of OEM Business at XM Satellite Radio
Rob Lewis	General Counsel	■ Senior VP, General Counsel, SkyTerra Communications
Charles Link	Vice President and Chief Technology Officer	■ CTO for SecureTnet International ■ Holds 28 patents for various wireless technologies
Kevin Link	Vice President	■ President and CEO of Altius Solutions
Keith Schneider	President, Networkcar	■ VP Nextel, Indirect Sales & Marketing ■ President – Nextel New England Operations

Industry/ Company History


Pre-1996
Hughes Network Systems Active in Developing OnStar
2002
First Digital Telematics Deployment
January 2007
Announced Chrysler Group as First OEM Partner
Nov 2007
Announced Mercedes-Benz USA as Second OEM Partner
1996
1998
2000
2002
2004
2006
2007
Mid-1996
GM Introduces OnStar Service
1998
Mercedes Introduces Tele-Aid Service
August 2006
Networkcar Acquisition for $24.7MM
June 2007
Successful Product Demonstration

HUGHES Telematics' Solution – *"The Connected Car"*

- A managed end-to-end automotive telematics solution
  - Hardware, network services, content and applications management
- A breadth of service offerings


Predictive Navigation
Convenience
Safety & Security
Infotainment
Comprehensive Diagnostics

- A robust technical solution
  - Two-way broadband wireless – CDMA or GSM based
  - GPS and Dead Reckoning
  - Satellite downlink pipe for OEM specific applications
  - Blue tooth for hands free and multi-media connections
  - Conversational Voice Recognition
  - Human Machine Interface (HMI) Integration – LCD, cluster, Voice Rec
  - CAN interconnect
- Supports current OEM Service offerings and expansion to new services
- Supports standardization leading to lower total costs

Inflection Point for Telematics Industry – Why Now?

Consumer Demand

- Telematics acceptance and comfort
- Connected and mobile society
- Safety and security values
- Buyer expectations

Industry Influences

- Dealer CRM initiatives
- Quality and diagnostics
- Emissions and monitoring
- Automated Driver Assistance System and Vehicle Intelligence Information

Technology Advancements

- Smaller and faster
- Greater coverage
- Lower cost components
- Advanced communications infrastructure
- Integration Levels

Competitive Market

- Nontraditional competition
- OEM announcements
- Portable and cellular device successes
- Advancing consumer electronics

Telematics Industry Growth

Most OEMs are now considering a telematic offering around 2010/2011 timeframe

Widespread Use of Embedded Navigation Expected to Follow Portable Navigation Device Market Inflection

- Consumers are integrating navigation into their daily lives -

- Low cost Portable Navigation Device (PND) is driving market acceptance
  - Verizon Wireless has over 1 million paying $10/month for off-board navigation
  - Growth rate of low cost PNDs has been significant
    - 12 million PNDs were sold worldwide in 2006, up from 5 million in 2005
    - PND market expected to grow to 37 million units in 2010
- Portable navigation is limited by small screen size, dash mounting constraints, safety concerns, no dead reckoning, and theft potential

- Embedded Navigation at PND Pricing is a Significant Market Opportunity -

- HUGHES Telematics Embedded Navigation system will achieve PND pricing + superior user experience by leveraging embedded multi-function displays and two-way connected content
  - Large multi-function factory installed displays are becoming ubiquitous in vehicles
  - Two-way connected content is inherent in the HUGHES Telematics core offering

Hughes Telematics' Strategy is Differentiated in the Market

End-to-End Turn Key Solution ➔ Lowest Industry Cost ➔ Economics Support Standardization

↓

Scale & Universal Platform

↓ ↓ ↓

- All vehicles are equipped and "connected" (*with customer consent*)
  - not dependent upon a customer/dealer ordered option
- Model is diverse and incorporates
  - Traditional subscription: Safety & Security, Convenience & Infotainment
  - Transaction services: M-Commerce, family locator, dynamic content
  - Fleet Management: Commercial and Rental
  - OEM/Dealer Services: Remote re-flashing, Diagnostics, Customer Relationship Management
- System architecture is designed for current and future applications
  - Designed with excess capability/flexibility to support additional applications e.g. navigation, customization by vehicle line and remote reprogramming
- Well defined roadmap that incorporates next-generation broadband and satellite technology
- Structural barriers to entry and favorable value chain positioning

HUGHES TELEMATICS

HUGHES Telematics Web Portal



DriveConnected
Navigation Diagnostics Convenience Safety & Security Infotainment Preferences Home
Welcome Kevin
User ID
This is not me
Password
Go
Not Registered? Sign Up
QuickNav
Destination
Get Route
WELCOME
Explore Drive Connected
Feature and Service Updates
DriveConnected navigation now allows custom POIs
Diagnostic Reports can now be sent
Sirius Subscription Status now available
New Services
Send messages to your car in emergency situations
Chrysler 300 2008 offers rear seat video
Diagnostics
Current Mileage 6,700
Next Service 300
Type Service Oil Change
Check Health
My Traffic
Check Traffic
Manage
Update My Profile
My Subscription Details
Customize My Page
Contact My Dealer
Activate
Learn about Drive Connected
Activate Services
Ask Questions
Customer Service
Learn
Product & Service Information
Chrysler Information
Drive Connected Information
Feedback
CHRYSLER
NATIONAL
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CHRYSLER GIFT GALLERY
Wearables, collectibles, and much more.
POWERED BY
HUGHES TELEMATICS
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CHRYSLER
DriveConnected

Web Portal Functionality

- Secure Log-in
- Quick Navigation
- My Traffic
- Snapshot of vehicle stats
- Personalization
- Service Activation
- Service Tutorial
- Feature and Service Updates
- News
- OEM/Dealer Links

Safety & Security



DriveConnected
Navigation Diagnostics Convenience Safety & Security Infotainment Preferences Home
SAFETY & SECURITY
Welcome Kevin
Subscriber since 2004
Subscription plan
Click n Go Learn More
Subscription expiration
10/15/09 Extend
Log Out
QuickNav
Destination
Get Route
Manage
Update My Profile
My Subscription Details
Customize My Page
Contact My Dealer
Activate
Learn about Drive Connected
Activate Services
Ask Questions
Customer Service
Learn
Product & Service Information
Chrysler Information
Drive Connected Information
Feedback
CHRYSLER GIFT GALLERY
Principle Driver
Kevin Link
41 Perimeter Center East, Suite 400
Atlanta, GA 30346
Update Information
Automatic Crash Notification
Primary Hospital
NorthPoint Hospital (770) 555-1234
1232 NorthPoint Drive
Atlanta, GA 30068
Primary Physician
Dr Lisa Smith (770) 555-1234
Medical Allergies
None
Primary Emergency Contact
Sandy Jones (404) 555-1234
Secondary Emergency Contact
Sandy Jones (404) 555-1234
Update Information
Stolen Vehicle Tracking
Primary Police Precinct
NorthPoint Police (770) 555-1234
6758 Pointnorth Street
Atlanta, GA 30068
Alarm Notification
Dr Lisa Smith (770) 555-1234
Emergency Contact
Sandy Jones (404) 555-1234
Update Information
Current Subscription
Start 5/15/2010
Expires 5/15/2011
Update Subscription
Add Services
Automatic Crash Notification
Stolen Vehicle Tracking
Alarm Notification
Roadside Assistance
CHRYSLER
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CHRYSLER
DriveConnected

- Automatic Crash Notification
- SOS Calls
- Stolen Vehicle Location
- Alarm Notification
- Roadside Assistance
- Emergency Management
- Emergency Messaging

Diagnostics Services



DriveConnected
Navigation Diagnostics Convenience Safety & Security Infotainment Preferences Home
DIAGNOSTICS
Welcome Kevin
Subscriber since 2004
Subscription plan
Click n Go Learn More
Subscription expiration
10/15/09 Extend
Log Out
QuickNav
Destination
Get Route
Manage
Update My Profile
My Subscription Details
Customize My Page
Contact My Dealer
Activate
Learn about Drive Connected
Activate Services
Ask Questions
Customer Service
Learn
Product & Service Information
Chrysler Information
Drive Connected Information
Feedback
CHRYSLER GIFT GALLERY
Mileage: 42,904
No maintenance needed.
Remaining Oil Life
97% No service needed.
Next oil change estimated at 50,000 miles.
How to reset your vehicle's oil life indicator
Engine and/or Transmission System
Diagnostic: Complete. No action needed.
More Information
Emissions System
Diagnostic: Complete. No action needed.
Air Bag System
Diagnostic: Complete. No action needed.
Antilock Braking System
Diagnostic: Complete. No action needed.
Tire Pressure Monitoring
Recommended tire pressure
Front: 32 psi, Rear: 32 psi
No issues found.
Left Front: 36 psi
Right Front: 32 psi
Left Rear: 34 psi
Right Rear: 34 psi
My Dealer
Atlanta Chrysler
Jeep Dodge
5765 Peachtree Industrial Blvd
ATLANTA, GA 30341-1907
Phone: (770) 216-9300
Schedule Maintenance
Choose Another Dealer
CHRYSLER
Subscription
Account #: 010-604-2150
Directions & Connections Plan
Upgrade Plan
Monthly Billing
Hands-Free Phone Minutes
Minutes prepaid 400
Minutes used this month 25
Minutes used previous month 34
Current balance of minutes 182
Add Minutes
Sirius Satellite Radio
Radio ID #: KLS8808N
Vehicle equipped and active
Expires: 03/22/2009
Listen Online
Manage Account
SIRIUS
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CHRYSLER
DriveConnected

- Maintenance Reminders
- Email Diagnostics Report
- Remote Diagnostics Management
- Remote Emissions Check
- Vehicle Service Management
- OEM Quality Data
- Dealer Connect

Compelling Enterprise Products & Services

- **Fleet Management**
  - 20 million vehicle addressable market, 5% penetration
  - Compelling aftermarket ROI for NetworkCar product
  - Unmatched economics for factory install with remote activation
- **Usage Based Insurance**
  - An emerging market involving all major insurance providers
  - Under contract with market leader
- **OEM/Dealer Services**
  - Customer Relationship Management
  - Remote vehicle re-flashing
  - Remote emissions
- **Hardware Integration**
  - Hands-free and voice recognition
  - Navigation, Satellite Radio, Compass, Video

Networkcar Fleet Solution Today

- Located in San Diego
- 2007 Revenue ~$20 million
- Over 65,000 vehicles in service today
- 20 million vehicle addressable market; currently 5% penetration
- Best value provider to the industry
  - Affordable upfront equipment & monthly charges
  - Compelling 6 to 12 month ROI for fleet managers
  - Easy installation & use
- Key growth areas
  - Large fleet leasing companies
  - Government: Federal, State and Local
  - Large Direct Accts
- Key customers
  - 3 of the top 4 fleet leasing companies including GE Leasing and PHH Arval
  - Other customers include US Marines, State of Delaware, Roto-Rooter, US Navy, County of San Bernadino, Southern California Edison and Wright Express



Networkfleet Platform
Improve Operations
Manage Risk
Enhance Vehicle Maintenance
Location
Mapping
Landmark Reporting
Track History
Safety & Security
Speeding
Off-hours Usage
Geo-Fencing
Emergency Assist
Remote Diagnostics
Mileage
Idle Time
Maintenance
Emissions
Reduce Operating Costs
Idle-time data
MPG data
Reduce Emissions
Remote Smog Check
Lower Vehicle Downtime
Diagnostic trouble code alerts
Scheduled maintenance alerts
Automate odometer readings

HUGHES Telematics' Technology

Leveraging the latest technology to offer compelling services for less

- Through fast product lifecycle Hughes Telematics leverages cellular broadband migration while maintaining backward compatibility
- Integration of satellite broadcast and two-way capability
- Web-based self service for many features
- Multiple forms of driver interaction
  - conversational voice recognition
  - text via radio head unit & EVIC
  - text to speech via audio system
  - graphical via LCD
- Flexible in-vehicle hardware design that supports service growth
- Vehicle gateway is Internet Protocol-based technology
- Many enhanced telematics services can be activated "over the air"



Satellite Data Channel
Cellular 3G, 4G ...
Mobile Communications Satellite

Vehicle Projections Summary

Annual Vehicle Installs (000's)



Contracted
Opportunity
16,000
12,000
8,000
4,000
0
2009
2010
2011
2012
2013
2014
2015
2016

Cumulative Vehicle Installed Base Forecast (000's)



20,000
16,000
12,000
8,000
4,000
0
2009
2010
2011
2012
2013
2014
2015
2016

HUGHES TELEMATICS

Revenue Comparisons – Safety & Security


Safety & Security

- Automatic Crash Notification (ACN)
- Emergency Calling (SOS)
- Roadside Assistance
- Stolen Vehicle Location Assistance
- Tripped Alarm Notification
- Emergency Messaging
- Emergency Management

- Safety and Security is the cornerstone of Telematic Services with high consumer awareness, interest and willingness to pay.
  - Subscription ARPU
    - GM OnStar, Safe & Sound Plan - $18.95/month, $199/year
    - Mercedes Tele-Aid, Security & Care - $240/year
    - BMW Assist, Safety Plan - $199/year*
    - Skyway (Ford Aftermarket), DriveSafe $1195 install/1 yr service
- Safety and Security also includes Stolen Vehicle and Roadside Assistance.
  - Subscription ARPU
    - LoJack - $695/one time cost
    - AAA Roadside Assistance - $64 Basic
    - Cross County Roadside Assistance - $55 Basic + $50 per event

* BMW Assist Safety Plan is standard or part of a premium package on all new vehicles for the first four years of ownership

Revenue Comparisons – Emissions & Diagnostics


Comprehensive Diagnostics

- Remote Health Check
- Monthly health report
- Maintenance reminder
- Recall notification
- Preferred dealer connect
- Remote emissions readout
- Interactive user manual
- Online diagnostic analysis
- "Check engine" e-mail

- Remote Emissions testing required in 33 states
  - Average price for emissions test is $24
    - Most common price is $20
    - Least expensive is $20 in Nashville, TN
    - Most expensive is $47 in Rhode Island
- An average of 28% of the emissions fee is kept by the testing facility
- Over 95 million vehicles in 32 states plus District of Columbia receive emissions testing annually or biennially
- Consumer diagnostics tools such as code readers and scanners sell for $60 each to over $700 and is an $885 million market
- SAM (Smart Auto Management) – Kiosk based consumer diagnostic testing - $15 per test

Revenue Comparisons – Convenience


Convenience

- Remote access to vehicle
- Personalization
- Family Locate™
- Hands-free audible e-mail
- Hands-free calling
- Personal Calling
- Travel Assistant

- Family Locate (teen tracking) services are gaining media and buyer attention.
  - Average prices vary by models and services
    - Vehicle Passive Service - $200 (hardware)
    - Vehicle Active Service - $5-100 (service) + $500 (hardware)
    - Mobile Phone Active Service, $10-20 (service) + Price of phone
- Hands Free Telephony (Bluetooth connectivity)
  - Hardware Purchase
    - Chrysler - $260-395
    - Mercedes Benz - $420
    - Ford Sync - $395
    - Toyota - $299
- On board Wi-Fi hot spot- $395-595 + $40/month aftermarket price
- Basic High Speed Internet access - $19.95+ /month

HUGHES TELEMATICS

Revenue Comparisons - Navigation


Predictive Navigation

- Off-Board Navigation
- Mid Tier Navigation
- Traffic Embedded Routing
- Preferred Daily Route
- Send To Car
- Dynamic Maps/POIs
- Multiple Destination Entry

- Telematics Service Providers (TSPs) have augmented their offerings with connected navigation solutions
  - GM OnStar - $28.90/month or $299/year[1]
  - Mercedes Benz Tele Aid - $450/year[1]
  - BMW Assist - $398/year[2]
- Navigation has emerged over the past couple of years as a valuable tool for the consumer
- Personal Navigation Device (PND) manufacturers have begun to implement connectivity with their product offerings
  - Garmin - $5 month[1]
  - Dash - $12.99/month or $131.88/year
- Wireless carriers have also begun offering navigation solutions
  - Verizon Wireless - $9.99/month
  - AT&T Wireless - $9.99/month

1 These services include the underlying safety program respective to each brand
2 This price is usually $199 for the first four years of ownership due to the almost 100% standardization of the safety program on BMW vehicles

HUGHES TELEMATICS

Revenue Comparisons - Infotainment


Infotainment

- News, Weather, Stocks, Sports, etc.
- Local info: gas, movie times
- Media streaming and storage
- Social Networking
- MP# integration and control
- M-Commerce

- Satellite radio
  - XM Radio - $12.95 Month
  - Sirius Satellite Radio - $12.95 Month
- Consumers have responded very positively to traffic solutions
  - Sirius Satellite Radio - $3.99 additional/month
  - XM Satellite Radio $3.99 additional/month
- Infotainment services are quickly becoming popular features
  - MSN Direct - $5.00/month
  - Handmark - $9.99/month or $99/year

Revenue Assumptions

- Model based on Chrysler and Mercedes Benz cars for the United States market
- Safety and Security Services provided for free to the consumer for the first year of vehicle ownership
- Annual subscription rates charged thereafter are consistent with today's fees charged by OnStar and Tele-Aid
- Take rate assumptions for Safety and Security services vary between 40 and 60% after first year free
- Year 2016 metrics
  - Total consumer vehicle installed base exceeds 14 million
  - Safety and Security/Diagnostics consumer subscribers in excess of 3.5 million
  - 1.3 million in service commercial fleet vehicles (~6% market penetration) at ARPU of $23/month
  - 160,000 new commercial fleet customers added

HUGHES TELEMATICS

Revenue Assumptions (cont)

- Services
  - Safety and Security includes automatic crash notification, stolen vehicle recovery assistance, door unlock , emergency calling, roadside assistance and vehicle diagnostic services
  - Navigation services include off board turn by turn directions, traffic information, update of maps and POIs, location based search
  - Convenience services include emissions testing, teen tracking insurance products and other data based services
  - Infotainment services include news, sports, weather, wi-fi, internet access etc
  - OEM/Dealer services include memory reflash, diagnostic data, etc.

Margin analysis

- Operating Cost – All major costs are variable
  - Communications infrastructure (terrestrial and satellite)
  - Call Center operation
  - Data Center operation
  - Revenue share with OEM
- Service Gross margins vary by specific service
  - Consumer services average margin ~65%
  - Fleet services average margin ~ 63%
- Hardware Gross margin
  - 0% for consumer (subsidization, if any, is considered as part of CAC (customer acquisition cost))
  - 40% for fleet installations

Other Costs

- G&A cost include general corporate management expense, many of which are fixed and will not grow proportionality as the company scales its business. Expected G&A levels will be in the range of 25% of revenues in the early years and decrease to approximately 8-10% of revenue by 2016
- R&D costs are expected to remain generally flat between $25-30 million per year or less than 2% of 2016 revenue
- Sales and Marketing efforts will focus on working with the OEM marketing activities and establishing an appropriate brand position for Hughes Telematics within the automotive community. It is anticipated that Hughes Telematics will be established as an "ingredient" brand, providing a broad range of services to numerous stakeholders associated with the vehicle. Expenditures will range from 5-10% of revenue
- CAC (Customer Acquisition Costs) – Since every vehicle enabled to receive Hughes Telematics services will be a potential source of revenue (subscriptions, transactions, B2B, OEM), CAC will be measured on a per install basis. Included will be equipment subsidies (if any), direct consumer sales effort and commissions/incentives. CAC targets will be vary between $50 and $100 per installed vehicle.

Automaker Contract Highlights

- Hughes Telematics chosen partner for the delivery of telematics services in the United States to Chrysler and Mercedes Benz
- Implementation of HUGHES Telematics' vehicle solution begins in select models starting in 2009 and ramping to full model line implementation by 2012
- Initial contracts establish a long term relationship
- Revenue share with automakers aligns interest with Hughes Telematics